EXHIBIT 24

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 14, 1999	/s/ Paul R. Sylvester Paul R. Sylvester

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 14, 1999	/s/ Joseph Zalewski Joseph Zalewski

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 14, 1999	/s/ Randall L. Peat Randall L. Peat

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 14, 1999	/s/ Douglas A. Peat Douglas A. Peat

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 14, 1999	/s/ Jane M. Rix Jane M. Rix

LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Stock Incentive Plan of 1999, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 15, 1999	/s/ Stephen C. Waterbury Stephen C. Waterbury